Exhibit 10.3.5

BIO-REFERENCE LABORATORIES

AMENDMENT NO. 5

TO

EMPLOYMENT AGREEMENT

WITH SAM SINGER

Bio-Reference Laboratories, Inc. (the “Company”) and Sam Singer (the “Employee”) hereby mutually agree that Section 8(d) as set forth in Amendment No. 4 dated March 4, 2008 to the Employment Agreement between the Company and the Employee is hereby deleted in its entirety and that except for such deletion, the parties hereby reaffirm each provision of the Employment Agreement as of the date hereof.

Dated: September 18, 2008

THE COMPANY		EMPLOYEE

Bio-Reference Laboratories, Inc.

By	/s/ Marc Grodman	/s/ Sam Singer
	Marc Grodman	Sam Singer
President